UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 1, 2007

GeM Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-33099	84-1553046
(Commission File Number)	(IRS Employer Identification No.)

7935 Airport Pulling Road, Suite 201
Naples, FL	34109
(Address of Principal Executive Offices)	(Zip Code)

(239) 592-1816
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.02               Unregistered Sale of Equity Securities

On March 1, 2006, pursuant to a letter agreement by and between GeM Solutions, Inc. (the “Company”, “we”, or “us”) and Mark Sampson in connection with Mr. Sampson’s resignation as Chief Executive Officer (the “Agreement”), we issued 200,000 shares of common stock and options to purchase 2,000,000 shares of common stock to Mr. Sampson.  The options have an exercise price of $.40 per share, are fully vested and exercisable in full, and terminate on January 31, 2009.  The foregoing securities were issued to Mr. Sampson in a private placement transaction pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, without engaging in any advertising or general solicitation of any kind and without payment of underwriting discounts or  commissions to any person.

Section 5 — Corporate Governance and Management

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in our Current Report on Form 8-K, filed with the Commission on February 2, 2007, we accepted the resignation of Mark Sampson as Chief Executive Officer and as a Director of the Company effective February 1, 2007.

In connection with his resignation, we entered into the Agreement on March 1, 2007 with Mr. Sampson.  The Agreement provides for: (i) the issuance of 200,000 shares of common stock in consideration for unpaid salary together with payment for all accrued and unused vacation time; (ii) payment of health insurance coverage for Mr. Sampson and his dependants through April 30, 2007; and (iii) the issuance of a fully vested option (the “Option”) to purchase 2,000,000 shares of common stock at an exercise price of $0.40 per share which terminates on January 31, 2009.  In consideration of the foregoing, Mr. Sampson released any and all claims he has or may have against the Company, our subsidiaries, or any of our affiliates.

The foregoing descriptions of the Agreement and Option are qualified in their entirety by reference to the complete text of the Agreement and Option, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Section 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.   The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

10.1	Letter Agreement dated March 1, 2007 by and between the Company and Mark Sampson

10.2	Option Agreement dated March 1, 2007 by and between the Company and Mark Sampson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeM Solutions, Inc.

Date: March 6, 2007	By:	/s/ John E. Baker
John E. Baker
Chief Executive Officer